Exhibit 99.1

SAFEND LTD.

CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2011

( UNAUDITED )

CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE  30, 2011

( UNAUDITED )

INDEX TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

Page

INDEPENDENT AUDITORS’ REVIEW REPORT	1

CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS:

Balance Sheets as of June 30, 2011 and 2010 and as of December 31, 2010	2-3

Statements of Operations for six and three months ended June 30, 2011 and 2010, and for the year ended December 31, 2010	4

Statements of Changes in Shareholders’ Equity (deficiency) for the six and three months ended June 30, 2011 and 2010, and for the year ended December 31, 2010	5-9

Statements of Cash Flows for the six and three months ended June 30, 2011 and 2010, and for the year ended December 31, 2010	10

Notes to the Condensed Interim Consolidated Financial Statements	11-25

SAFEND LTD.

CONDENSED INTERIM CONSOLIDATED BALANCE SHEETS

		As of		As of
		June 30,		December 31,
		2011	2010	2010
		(Unaudited)
	ASSETS

	CURRENT ASSETS

	Cash and cash equivalents	$477,815	$1,730,801	$983,256

	Restricted cash	19,550	19,550	19,550

	Trade accounts receivable	1,709,668	1,252,599	1,947,719

	Other current assets	1,089,967	712,753	775,319

	Total current assets	3,297,000	3,715,703	3,725,844

	LONG-TERM PREPAID EXPENSES	12,197	17,190	12,004

	PROPERTY AND EQUIPMENT

	Cost	901,493	858,694	905,593

Less -	Accumulated depreciation	(766,342)	(661,824)	(725,795)

	Property and equipment, net	135,151	196,870	179,798

	Total assets	$3,444,348	$3,929,763	$3,917,646

The accompanying notes are an integral part of the condensed interim consolidated financial statements.

SAFEND LTD.

CONDENSED INTERIM CONSOLIDATED BALANCE SHEETS

	As of		As of
	June 30,		December 31,
	2011	2010	2010
	(Unaudited)
LIABILITIES AND SHAREHOLDERS’ EQUITY(DEFICIENCY)

CURRENT LIABILITIES

Trade accounts payable	$269,890	$211,761	$282,845
Other current liabilities	2,386,053	2,225,897	1,992,005
Short- term bank loan	760,622	700,727	1,001,260
Convertible loan	143,044	—	119,488
Total current liabilities	3,559,609	3,138,385	3,395,598

LONG-TERM LIABILITIES

Convertible loan	1,314,888	96,246	—
Long- term deferred revenue	255,073	338,967	420,859
Liability for severance pay, net	87,880	70,295	79,632
Total long-term liabilities	1,657,841	505,508	500,491

SHAREHOLDERS’ EQUITY (DEFICIENCY)

Ordinary shares, NIS 0.01 par value; 22,025,931 shares authorized, 2,369,414 ,1,897,936 and 1,897,936 shares issued and outstanding as of June 30, 2011 and 2010 and as of December 31, 2010, respectively;	5,912	4,529	4,529
Series A Preferred shares, NIS 0.01 par value; 2,500,000 authorized; 1,986,300 shares issued and outstanding	4,611	4,611	4,611
Series B Preferred shares, NIS 0.01 par value; 4,034,522 authorized; 3,884,522 shares issued and outstanding	8,439	8,439	8,439
Series C Preferred shares, NIS 0.01 par value; 3,655,564 authorized; 3,655,564 shares issued and outstanding	10,180	10,180	10,180
Series D Preferred shares, NIS 0.01 par value; 3,835,653 authorized; 2,841,224 , 1,590,678 and 2,841,224 shares issued and outstanding as of June 30, 2011, and 2010 and as of December 31,2010	7,585	4,282	7,585
Series D-1 Preferred shares, NIS 0.01 par value; 555,831 authorized; 555,831 shares issued and outstanding as of June 30, 2011	1,496	1,496	1,496
Additional paid-in capital	22,001,036	20,809,317	21,914,194
Accumulated other comprehensive income (loss)	2,600	(17,734)	(4,443)
Accumulated deficit	(23,814,961)	(20,539,250)	(21,925,034)
Total shareholders’ equity (deficiency)	(1,773,102)	285,870	21,557

Total liabilities and shareholders’ equity (deficiency)	$3,444,348	$3,929,763	$3,917,646

Director and Chief Executive Officer

The accompanying notes are an integral part of the condensed interim consolidated financial statements.

SAFEND LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Six months ended		Three months ended		Year ended
	June 30,		June 30,		December 31,
	2011	2010	2011	2010	2010
	(Unaudited)		(Unaudited)

Revenues	$2,893,462	$2,936,978	$1,523,316	$1,870,301	$6,207,594
Cost of revenues	(134,836)	(147,403)	(71,796)	(103,669)	(289,663)
Gross profit	2,758,626	2,789,575	1,451,520	1,766,632	5,917,931

Operating costs and expenses:

Research and development expenses, net	(2,079,874)	(1,593,792)	(810,389)	(470,831)	(3,532,442)
Marketing expenses	(1,819,639)	(2,207,549)	(814,982)	(1,026,655)	(4,135,377)
General and administrative expenses	(645,238)	(540,987)	(389,818)	(234,880)	(1,150,677)
	(4,544,751)	(4,342,328)	(2,015,189)	(1,732,366)	(8,818,496)

Operating income (loss) before financing income (expenses), net	(1,786,125)	(1,552,753)	(563,669)	34,266	(2,900,565)

Financing income (expenses), net	(99,126)	(203,368)	(4,386)	3,017	(237,636)

Income (loss) before tax expenses	(1,885,251)	(1,756,121)	(568,055)	37,283	(3,138,201)

Tax expenses	(4,676)	(5,721)	(2,321)	(76)	(9,425)

Net income (loss)	$(1,889,927)	$(1,761,842)	$(570,376)	$37,207	$(3,147,626)

The accompanying notes are an integral part of the condensed interim consolidated financial statements.

SAFEND LTD.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIENCY)

	Six months ended June 30, 2011 (Unaudited)
														Accumulated
													Additional	other
	Ordinary shares		Preferred A shares		Preferred B shares		Preferred C shares		Preferred D shares		Preferred D-1 shares		paid in	comprehensive	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	capital	income (loss)	deficit	Total

Balance - January 1, 2011	1,897,936	$4,529	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	2,841,224	$7,585	555,831	$1,496	$21,914,194	$(4,443)	$(21,925,034)	$21,557

Exercise of options	471,478	1,383	—	—	—	—	—	—	—	—	—	—	—	—	—	1,383

Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	7,043	—	7,043

Stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—	86,842	—	—	86,842

Net loss for the period	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,889,927)	(1,889,927)

Balance - June 30, 2011	2,369,414	$5,912	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	2,841,224	$7,585	555,831	$1,496	$22,001,036	$2,600	$(23,814,961)	$(1,773,102)

SAFEND LTD.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIENCY)

	Six months ended June 30, 2010 (Unaudited)
														Accumulated
													Additional	other
	Ordinary shares		Preferred A shares		Preferred B shares		Preferred C shares		Preferred D shares		Preferred D-1 shares		Paid-in	comprehensive	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	capital	Income (loss)	deficit	Total

Balance - January 1, 2010	1,817,245	$4,314	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	—	$—	—	$—	$18,906,031	$3,811	$(18,777,408)	$159,978

Exercise of options	80,691	215	—	—	—	—	—	—	—	—	—	—	1,333	—	—	1,548

Issuance of shares (*)	—	—	—	—	—	—	—	—	1,590,678	4,282	—	—	1,225,044	—	—	1,229,326

Conversion of convertible loan	—	—	—	—	—	—	—	—	—	—	555,831	1,496	376,469	—	—	377,965

Beneficial Conversion Feature	—	—	—	—	—	—	—	—	—	—	—	—	220,714	—	—	220,714

Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	(21,545)	—	(21,545)

Stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—	79,726	—	—	79,726

Net loss for the period	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,761,842)	(1,761,842)

Balance - June 30, 2010	1,897,936	$4,529	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	1,590,678	$4,282	555,831	$1,496	$20,809,317	$(17,734)	$(20,539,250)	$285,870

(*) Net of issuance costs in the amount of  approximately $123 thousand.

SAFEND LTD.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIENCY)

	Three months ended June 30, 2011 (Unaudited)
														Accumulated
													Additional	other
	Ordinary shares		Preferred A shares		Preferred B shares		Preferred C shares		Preferred D shares		Preferred D-1 shares		Paid-in	comprehensive	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	capital	income (loss)	deficit	Total

Balance — April 1, 2011	1,897,936	$4,529	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	2,841,224	$7,585	555,831	$1,496	$21,946,764	$(2,466)	$(23,244,585)	(1,263,447)

Exercise of options	471,478	1,383	—	—	—	—	—	—	—	—	—	—	—	—	—	1,383

Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	5,066	—	5,066

Stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—	54,272	—	—	54,272

Net loss for the period	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(570,376)	(570,376)

Balance —June 30, 2011	2,369,414	$5,912	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	2,841,224	$7,585	555,831	$1,496	$22,001,036	$2,600	$(23,814,961)	$(1,773,102)

SAFEND LTD.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIENCY)

	Three months ended June 30, 2010 (Unaudited)
														Accumulated
													Additional	other
	Ordinary shares		Preferred A shares		Preferred B shares		Preferred C shares		Preferred D shares		Preferred D-1 shares		Paid-in	comprehensive	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	capital	loss	deficit	Total

Balance - April 1, 2010	1,878,002	$4,477	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	1,590,678	$4,282	555,831	$1,496	$20,762,655	$(3,130)	$(20,576,457)	$216,553

Exercise of options	19,934	52	—	—	—	—	—	—	—	—	—	—	—	—	—	52

Issuance of shares	—	—	—	—	—	—	—	—	—	—	—	—	3,246	—	—	3,246

Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	(14,604)	—	(14,604)

Stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—	43,416	—	—	43,416

Net income for the period	—	—	—	—	—	—	—	—	—	—	—	—	—	—	37,207	37,207

Balance - June 30, 2010	1,897,936	$4,529	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	1,590,678	$4,282	555,831	$1,496	$20,809,317	$(17,734)	$(20,539,250)	$285,870

SAFEND LTD.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIENCY)

	Year ended December 31, 2010
														Accumulated
													Additional	other
	Ordinary shares		Preferred A shares		Preferred B shares		Preferred C shares		Preferred D shares		Preferred D-1 shares		Paid-in	comprehensive	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	capital	income (loss)	deficit	Total

Balance - January 1, 2010	1,817,245	$4,314	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	—	$—	—	$—	$18,906,031	$3,811	$(18,777,408)	$159,978

Exercise of options	80,691	215	—	—	—	—	—	—	—	—	—	—	1,333	—	—	1,548

Issuance of shares (*)	—	—	—	—	—	—	—	—	2,841,224	7,585	—	—	2,260,329	—	—	2,267,914

Conversion of convertible loan	—	—	—	—	—	—	—	—	—	—	555,831	1,496	376,469	—	—	377,965

Beneficial Conversion Feature	—	—	—	—	—	—	—	—	—	—	—	—	220,714	—	—	220,714

Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	(8,254)	—	(8,254)

Stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—	149,318	—	—	149,318

Net loss for the period	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,147,626)	(3,147,626)

Balance —December 31, 2010	1,897,936	$4,529	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	2,841,224	$7,585	555,831	$1,496	$21,914,194	$(4,443)	$(21,925,034)	$21,557

(*)Net of issuance costs in the amount of approximately $147 thousands.

SAFEND LTD.

CONDENSED INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2011	2010	2011	2010	2010
	(Unaudited)		(Unaudited)

CASH FLOWS - OPERATING ACTIVITIES
Net loss	$(1,889,927)	$(1,761,842)	$(570,376)	$37,207	$(3,147,626)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Items not involving cash flows:
Depreciation	51,062	69,199	22,614	34,303	133,170
Increase (decrease) in liability for severance pay, net	8,248	(8,104)	4,594	(1,973)	1,233
Stock-based compensation	86,842	79,726	54,272	43,416	149,318
Non cash interest expenses on short-term bank loans	9,362	727	9,440	727	1,260
Doubtful debt expenses	—	—	—	—	20,693
Amortization expenses of Beneficial Conversion Feature	17,426	177,389	8,761	8,761	195,104
Interest and amortization of deferred costs on convertible loan	23,028	13,434	9,362	2,733	18,960
Changes in operating assets and liabilities:
Increase (decrease) in trade accounts receivable	238,051	224,676	(106,944)	(352,150)	(491,137)
Increase (decrease) in other current assets and long-term prepaid expenses	(314,594)	(16,958)	(397,650)	232,895	(73,876)
Increase (decrease) in trade accounts payable	(13,673)	47,632	27,756	117,348	118,510
Increase in other current liabilities and long term deferred revenue	234,417	216,005	39,197	177,862	73,475
Net cash provided by (used in) operating activities	(1,549,758)	(958,116)	(898,974)	301,129	(3,000,916)
CASH FLOWS - INVESTING ACTIVITIES
Purchase of property and equipment	(6,415)	(34,247)	(327)	(20,448)	(81,146)
Changes in short term investments, net	—	103,786	—	—	103,786
Net cash provided by (used in) investing activities	(6,415)	69,539	(327)	(20,448)	22,640
CASH FLOWS - FINANCING ACTIVITIES
Repayment of short term bank loan	(250,000)	—	(250,000)	—	—
Receipt of short term bank loan	—	700,000	—	700,000	1,000,000
Issuance of shares, net	—	1,229,326	—	3,246	2,267,914
Receipt of convertible loans	1,297,990	—	1,297,990	—	—
Exercise of options	1,383	1,548	1,383	52	1,548
Net cash provided by financing activities	1,049,373	1,930,874	1,049,373	703,298	3,269,462
Effect of exchange rate changes on cash and cash equivalents from operations	1,359	(18,354)	254	(2,652)	(14,788)
Increase (decrease) in cash and cash equivalents	(505,441)	1,023,943	150,326	981,327	276,398
Cash and cash equivalents - beginning of period	983,256	706,858	327,489	749,474	706,858
Cash and cash equivalents - end of period	$477,815	$1,730,801	$477,815	$1,730,801	$983,256
Supplemental disclosure of cash flow information:
Cash paid for taxes	$17,304	$2,745	$5,654	$—	$20,118
Cash paid for interest	$—	$254	$—	$6	$1,136
NON-CASH ACTIVITY
Conversion of convertible loan	$—	$377,965	$—	$—	$377,965

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1	- DESCRIPTION OF BUSINESS AND GENERAL

A.                         Description of business

Safend Ltd. (“the Company”), an Israeli Company, was incorporated and commenced operations on March 4, 2003.

The Company is engaged in research, development, manufacturing and selling of computer security products.

In October 2004, the Company established a wholly owned U.S. subsidiary, Safend Inc. (the “Subsidiary”), in Philadelphia, which commenced operations in October 2004, and was engaged in 2004 in providing the Company with marketing and business development services. From 2005, the Subsidiary became a low risk distributor of the Company’s products.

In December 2008, the company established a wholly owned subsidiary, Safend S.A., Located in Luxemburg. The subsidiary commenced operations in January 2009.

B.                         Risk factors

The Company has a limited operating history and faces a number of risks, including uncertainties regarding demand and market acceptance of the Company’s products, the effects of technological change, competition and the development of new products. Additionally, other risk factors exist such as the nature of the Company’s distribution channels, ability to manage growth, loss of key personnel and the effect of planned expansion of operations on the future results of the Company.

The condensed interim consolidated financial statements of the Company for the six months ended June 30, 2011 reflect a net loss in the amount of  $1,889,927 and negative cash flows from operating activities in the amount of $1,549,758.

The Company anticipates that it will continue to incur significant operating costs in connection with developing and marketing of its products and with increased business development efforts.

C.                         These condensed interim consolidated financial statements were prepared as of June 30, 2011 and for the six and three months periods then ended. These condensed interim consolidated financial statements should be read in conjunction with the Company’s annual consolidated financial statements as of December 31, 2010 and for the year then ended.

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2	- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies applied in the preparation of the condensed consolidated interim financial statements were identical to those applied in preparation of the Company’s most recent annual financial statements.

NOTE 3	- ADDITIONAL INFORMATION

A.           In April 2011 and May 2011, the Company signed convertible bridge loan agreements with certain of its shareholders (“Lenders”) for amounts of $700 thousand and $600 thousand respectively.

The loan amounts shall bear interest at the rate of 8% per annum, compounded annually, from the date of the actual receipt by the Company and until its full repayment. The Company will repay to the Lenders, pro rata to their respective portions thereof, the principal together with the interest accrued thereon upon the expiration of the 24 months following the disbursement of each loan portion (unless previously converted).

In the event that a Qualified Financing Round (equity financing round in the amount of at least US $4,000,000) is consummated prior to conversion of the outstanding loan amount or repayment then each Lender must elect either one of the following:

To convert the entire outstanding loan into an equity investment in the Company on the same terms and conditions applicable to such transaction, with the same rights, privileges and preferences as the shares issued to the investors, but at a price per share equal, to a discount of 5% per month of the lowest price per share paid by the investors, for each month such Installment has remained outstanding up to a maximum discount of 30% in respect of each such Installment; or to receive immediate repayment of the outstanding loan amount plus any Interest accrued.

In the event a Non-Qualified Financing Round is consummated prior to conversion of the outstanding loan amount or repayment, each lender shall be entitled, at its sole and absolute discretion,  to demand, to convert, entire outstanding loan amount  loaned by it into an equity investment in the Company on the same terms and conditions applicable to such transaction, such that the lender shall receive the same type of securities with the same rights, privileges and preferences as the shares issued to the investors but at a price per share equal to a discount of 5% per month of the lowest price per share paid by the investors, for each month such Installment has remained outstanding up to a maximum discount of 30% in respect of each such Installment.

B.             In 2011, the Company resolved to liquidate Safend S.A. for commercial reason. As of the date of these financial statements, Safend S.A. is not active, and in the process of liquidation.

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4       - RECONCILIATION TO IFRS

A.            Income Statements

The condensed interim consolidated financial statements of the Company have been prepared in accordance with U.S. GAAP. Had the consolidated financial statements been prepared in accordance with International Financial Reporting Standards, the effect on the net loss presented in the statements of operations would have been as follows:

	Six months ended June 30		Three months ended June 30,		Year ended December 31,
	2011	2010	2011	2010	2010
	(Unaudited)		(Unaudited)
Income (loss) for the period
As presented	$(1,889,927)	$(1,761,842)	$(570,376)	$37,207	$(3,147,626)
IFRS Adjustments
Liability for severance pay and vacation	1,240	6,542	1,973	(2,349)	14,362
Stock based compensation	60,337	(25,612)	49,983	(12,559)	(27,800)
Beneficial Conversion Feature	17,425	177,389	8,760	8,761	195,104
Chief Scientist and other governmental obligations	390,573	(205,676)	692,599	(140,267)	521,070
	469,575	(47,357)	753,315	(146,414)	702,736
As per IFRS	$(1,420,352)	$(1,809,199)	$182,939	$(109,207)	$(2,444,890)

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4       - RECONCILIATION TO IFRS (Cont.)

B.            Shareholders equity items

The consolidated financial statements of the Company have been prepared in accordance with U.S.GAAP. Had the consolidated financial statements been prepared in accordance with International Financial Reporting Standards, the effect on the balance sheet would have been as follows:

	As of June 30,		As of December 31,
	2011	2010	2010
	(Unaudited)
Accumulated Deficit
As presented	$(23,814,961)	$(20,539,250)	$(21,925,034)
IFRS Adjustments
Liability for severance pay and vacation	11,139	2,081	9,899
Stock based compensation	23,043	(35,106)	(37,294)
Beneficial Conversion Feature	212,529	177,389	195,104
Chief Scientist and other governmental obligations	(2,035,994)	(3,153,315)	(2,426,567)
	(1,789,283)	(3,008,951)	(2,258,858)
As per IFRS	$(25,604,244)	$(23,548,201)	$(24,183,892)

	As of June 30,		As of December 31,
	2011	2010	2010
	(Unaudited)
Additional paid in capital
As presented	$22,001,036	$20,809,317	$21,914,194
IFRS Adjustments
Beneficial Conversion Feature	(220,714)	(220,716)	(220,714)
Stock based compensation	(670,089)	(513,653)	(583,247)
	(890,803)	(734,369)	(803,961)
As per IFRS	$21,110,233	$20,074,948	$21,110,233

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4       - RECONCILIATION TO IFRS (Cont.)

C.            Balance sheet summary and Statement of operation summary according to IFRS

	As of June 30,		As of December 31,
	2 0 1 1	2010	2010
	(Unaudited)

Balance sheets

Current assets	$3,297,000	$3,715,703	$3,725,844

Non current assets	147,348	214,060	191,802

Total assets	3,444,348	3,929,763	3,917,646

Current liabilities	3,547,852	3,136,486	3,581,320

Long term liabilities	3,702,636	3,701,966	2,757,047

Total liabilities	7,250,488	6,838,452	6,338,367

Deficiency	(3,806,140)	(2,908,689)	(2,420,721)
	$3,444,348	$3,929,763	$3,917,646

Statements of operations

Total income	$2,893,462	$2,936,978	$6,207,594

Total expenses	4,313,814	4,746,177	8,652,484

Net loss	$(1,420,352)	$(1,809,199)	$(2,444,890)

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4       - RECONCILIATION TO IFRS (Cont.)

D.            Consolidated statements of operations (Cont.)

	Six months ended
	June 30, 2011
	US GAAP	Adjustment to IFRS	IFRS
	(Unaudited)

Revenues	$2,893,462	$—	$2,893,462

Cost of revenues	(134,836)	114,239	(20,597)

Gross profit	2,758,626	114,239	2,872,865

Operating costs and expenses:

Research and development expenses, net	(2,079,874)	359,709	(1,720,165)

Marketing expenses, net	(1,819,639)	(55,431)	(1,875,070)

General and administrative expenses	(645,238)	33,633	(611,605)

Total operating expenses	(4,544,751)	337,911	(4,206,840)

Operating loss before financing expenses, net	(1,786,125)	452,150	(1,333,975)

Financing expenses, net	(99,126)	17,425	(81,701)

Loss before income taxes	(1,885,251)	469,575	(1,415,676)

Tax expense	(4,676)	—	(4,676)

Net loss	$(1,889,927)	$469,575	$(1,420,352)

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4       - RECONCILIATION TO IFRS (Cont.)

D.            Consolidated statements of operations (Cont.)

	Six months ended
	June 30, 2010
	US GAAP	Adjustment to IFRS	IFRS
	(Unaudited)

Revenues	$2,936,978	$—	$2,936,978

Cost of revenues	(147,403)	108,759	(38,644)

Gross profit	2,789,575	108,579	2,898,334

Operating costs and expenses:

Research and development expenses, net	(1,593,792)	(257,744)	(1,851,536)

Marketing expenses, net	(2,207,549)	(10,994)	(2,218,543)

General and administrative expenses	(540,987)	(64,767)	(605,754)

Total operating expenses	(4,342,328)	(333,505)	(4,675,833)

Operating loss before financing expenses, net	(1,552,753)	(224,746)	(1,777,499)

Financing expenses, net	(203,368)	177,389	(25,979)

Loss before tax expenses	(1,756,121)	47,357	(1,803,478)

Tax expenses	(5,721)	—	(5,721)

Net loss	$(1,761,842)	$(47,357)	$(1,809,199)

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4       - RECONCILIATION TO IFRS (Cont.)

D.            Consolidated statements of operations (Cont.)

	Three months ended
	June 30, 2011
	US GAAP	Adjustment to IFRS	IFRS
	(Unaudited)

Revenues	$1,523,316	$—	$1,523,316

Cost of revenues	(71,796)	59,776	(12,020)

Gross profit	1,451,520	59,776	1,511,296

Operating costs and expenses:

Research and development expenses, net	(810,389)	642,791	(167,598)

Marketing expenses, net	(814,982)	7,106	(807,876)

General and administrative expenses	(389,818)	34,882	(354,936)

Total operating expenses	(2,015,189)	684,779	(1,330,410)

Operating income (loss) before financing expenses, net	(563,669)	744,555	180,886

Financing income (expenses), net	(4,386)	8,760	4,374

Income (loss) before tax expenses	(568,055)	753,315	185,260

Tax expenses	(2,321)	—	(2,321)

Net income (loss)	$(570,326)	$753,315	$182,939

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4       - RECONCILIATION TO IFRS (Cont.)

D.            Consolidated statements of operations (Cont.)

	Three months ended
	June 30, 2010
	US GAAP	Adjustment to IFRS	IFRS
	(Unaudited)

Revenues	$1,870,301	$—	$1,870,301

Cost of revenues	(103,669)	68,931	(34,738)

Gross profit	1,766,632	68,931	1,835,563

Operating costs and expenses:

Research and development expenses, net	(470,831)	(218,040)	(688,871)

Marketing expenses, net	(1,026,655)	(618)	(1,027,273)

General and administrative expenses	(234,880)	(5,448)	(240,328)

Total operating expenses	(1,732,366)	(224,106)	(1,956,472)

Operating income (loss) before financing income net	34,266	(155,175)	(120,909)

Financing income, net	3,017	8,761	11,778

Income (loss) before tax expenses	37,283	(146,414)	(109,131)

Tax expenses	(76)	—	(76)

Net income (loss)	$37,207	$(146,414)	$(109,207)

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4       - RECONCILIATION TO IFRS (Cont.)

D.            Consolidated statements of operations (Cont.)

	Year ended
	December 31, 2010
	US GAAP	Adjustment to IFRS	IFRS

Revenues	$6,207,594	$—	$6,207,594

Cost of revenues	(289,663)	223,231	(66,432)

Gross profit	5,917,931	223,231	6,141,162

Operating costs and expenses:

Research and development expenses, net	(3,532,442)	346,935	(3,185,507)

Marketing expenses, net	(4,135,377)	(3,638)	(4,139,015)

General and administrative expenses	(1,150,677)	(58,896)	(1,209,573)

Total operating expenses	(8,818,496)	284,401	(8,534,095)

Operating loss before financing expenses, net	(2,900,565)	507,632	(2,392,933)

Financing expenses, net	(237,636)	195,104	(42,532)

Loss before taxes expenses	(3,138,201)	702,736	(2,435,465)

Tax expenses	(9,425)	—	(9,425)
Net loss	$(3,147,626)	$702,736	$(2,444,890)

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4	-	RECONCILIATION TO IFRS (Cont.)

E.              Statement of changes in Shareholders’ equity (deficiency) per IFRS

	Six months ended June 30, 2011 (Unaudited)
															Accumulated
													Additional	Stock- based	other
	Ordinary shares		Preferred A shares		Preferred B shares		Preferred C shares		Preferred D shares		Preferred D-1 shares		Paid in	compensation	comprehensive	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	capital	fund	income (loss)	deficit	Total

Balance - January 1, 2011	1,897,936	$4,529	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	2,841,224	$7,585	555,831	$1,496	$21,110,233	$620,541	$(4,443)	$(24,183,892)	$(2,420,721)

Exercise of options	471,478	1,383	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,383

Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,043	—	7,043

Stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—	—	26,507	—	—	26,507

Net loss for the period	—	—	—	—	—	—	—	—	—	—	—	—	—		—	(1,420,352)	(1,420,352)

Balance - June 30, 2011	2,369,414	$5,912	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	2,841,224	$7,585	555,831	$1,496	$21,110,233	$647,048	$2,600	$(25,604,244)	$(3,806,140)

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4	-	RECONCILIATION TO IFRS (Cont.)

E.              Statement of changes in Shareholders’ equity (deficiency) per IFRS (Cont.)

	Six months ended June 30, 2010 (Unaudited)
															Accumulated
													Additional	Stock-based	other
	Ordinary shares		Preferred A shares		Preferred B shares		Preferred C shares		Preferred D shares		Preferred D-1 shares		paid-in	compensation	comprehensive	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	capital	fund	income (loss)	deficit	Total

Balance - January 1, 2010	1,817,245	$4,314	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	—	$—	—	$—	$18,472,102	$443,424	$3,811	$(21,739,002)	$(2,792,121)

Exercise of options	80,691	215	—	—	—	—	—	—	—	—	—	—	1,333	—	—	—	1,548

Issuance of shares (*)	—	—	—	—	—	—	—	—	1,590,678	4,282	—	—	1,225,044	—	—	—	1,229,326

Conversion of convertible loan	—	—	—	—	—	—	—	—	—	—	555,831	1,496	376,469	—	—	—	377,965

Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(21,545)	—	(21,545)

Stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—	—	105,337	—	—	105,337

Net loss for the period	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,809,199)	(1,809,199)

Balance - June 30, 2010	1,897,936	$4,529	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	1,590,678	$4,282	555,831	$1,496	$20,074,948	$548,761	$(17,734)	$(23,548,201)	$(2,908,689)

(*) Net of issuance costs in the amount of approximately $123 thousand.

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4	-	RECONCILIATION TO IFRS (Cont.)

E.              Statement of changes in Shareholders’ equity (deficiency) per IFRS (Cont.)

	Three months ended June 30, 2011 (Unaudited)
															Accumulated
														Stock-based	other
	Ordinary shares		Preferred A shares		Preferred B shares		Preferred C shares		Preferred D shares		Preferred D-1 shares		Additional	compensation	comprehensive	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Paid in capital	fund	income (loss)	deficit	Total

Balance —April 1, 2011	1,897,936	$4,529	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	2,841,224	$7,585	555,831	$1,496	$21,110,233	$642,757	$(2,466)	$(25,787,183)	$(3,999,819)

Exercise of options	471,478	1,383	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,383

Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,066	—	5,066

Stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—	—	4,291	—	—	4,291

Net income for the period	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	182,939	182,939

Balance —June 30, 2011	2,369,414	$5,912	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	2,841,224	$7,585	555,831	$1,496	$21,110,233	$647,048	$2,600	$(25,604,244)	$(3,806,140)

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4	-	RECONCILIATION TO IFRS (Cont.)

E.              Statement of changes in Shareholders’ equity (deficiency) per IFRS (Cont.)

	Three months ended June 30, 2010 (Unaudited)
															Accumulated
													Additional	Stock-based	other
	Ordinary shares		Preferred A shares		Preferred B shares		Preferred C shares		Preferred D shares		Preferred D-1 shares		paid in	compensation	comprehensive	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	capital	fund	income	deficit	Total

Balance - April 1, 2010	1,878,002	$4,477	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	1,590,678	$4,282	555,831	$1,496	$20,071,702	$492,787	$(3,130)	$(23,438,994)	$(2,844,150)

Exercise of options	19,934	52	—	—	—	—	—	—	—	—	—	—	—	—	—	—	52

Issuance of shares	—	—	—	—	—	—	—	—	—	—	—	—	3,246	—	—	—	3,246

Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(14,604)	—	(14,604)

Stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—	55,974	—	—	—	55,974

Net loss for the period	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(109,207)	(109,207)

Balance - June 30, 2010	1,897,936	$4,529	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	1,590,678	$4,282	555,831	$1,496	$20,074,948	$548,761	$(17,734)	$(23,548,201)	$(2,908,689)

SAFEND LTD.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4	-	RECONCILIATION TO IFRS (Cont.)

E.              Statement of changes in Shareholders’ equity (deficiency) per IFRS (Cont.)

	Year ended December 31,2010
															Accumulated
													Additional	Stock-based	other
	Ordinary shares		Preferred A shares		Preferred B shares		Preferred C shares		Preferred D shares		Preferred D-1 shares		paid-in	compensation	comprehensive	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	fund	Shares	Amount	Shares	Amount	capital	of shares	Income (loss)	deficit	Total
Balance - December 31, 2009	1,817,245	$4,314	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	—	$—	—	$—	18,472,102	$443,424	$3,811	$(21,739,002)	$(2,792,121)
Exercise of options	80,691	215	—	—	—	—	—	—	—	—	—	—	1,333	—	—	—	1,548
Issuance of shares(*)	—	—	—	—	—	—	—	—	2,841,224	7,585	—	—	2,260,329	—	—	—	2,267,914
Conversion of convertible loan	—	—	—	—	—	—	—	—	—	—	555,831	1,496	376,469	—	—	—	377,965
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(8,254)	—	(8,254)
Based stock compensation	—	—	—	—	—	—	—	—	—	—	—	—	—	177,117	—	—	177,117
Net loss for the year	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,444,890)	(2,444,890)
Balance - December 31, 2010	1,897,936	$4,529	1,986,300	$4,611	3,884,522	$8,439	3,655,564	$10,180	2,841,224	$7,585	555,831	$1,496	$21,110,233	$620,541	$(4,443)	$(24,183,892)	$(2,420,721)

(*)Net of issuance costs in the amount of approximately $147 thousands.